Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Hilli 2023+ expansion option exercise

In July 2022, Perenco Cameroon S.A. (“Perenco”) and Société Nationale des Hydrocarbures (“SNH”) exercised the option to increase the utilization capacity of Hilli by up to 0.2 million tons of LNG per year from January 2023 through to the end of the current contract term in July 2026. This will increase the total annual LNG production of Hilli to 1.4 million tons from January 2023 onwards from its contracted base capacity of 1.2 million tons. The tolling fee for the 2023+ incremental capacity is linked to European gas prices at the Dutch Title Transfer Facility (“TTF”).

In August 2022, we entered into swap arrangements to hedge part of our TTF price exposure for the 2023 and 2024 incremental 0.2 million tons per annum at a fixed price of $49.50 and $51.20, respectively, per Metric Million British Thermal Unit (“MMBtu”).